SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2003


                            EMERGISOFT HOLDING, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

      33-30743                                           84-1121360
----------------------                          ----------------------------
(Commission File Number)                       (IRS Employer Identification No.)

                                  2225 Avenue J
                             Arlington, Texas 76006
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)

      (Registrant's telephone number, including area code): (817) 633-6665

                                       N/A
               --------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.  Changes in Registrant's Certifying Accountant

     Our Audit Committee has selected BDO Seidman to be our new independent public accountants for the fiscal year ending December 31, 2003. In this regard, on November 6, 2003 we engaged BDO Seidman as our principal accountant.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 7, 2003                      EMERGISOFT HOLDING, INC.
                                             (Registrant)


                                             By:       /s/ Ann Crossman
                                                --------------------------------
                                                       Ann Crossman,
                                                       Director of Finance






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